The Rio at Cabezon (Rio Rancho, NM) EXHIBIT 99.2 Cascadia of Nampa (Nampa, ID)

2 Disclaimers • This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. • Words such as “anticipate,” “believe,” “could,” expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability to achieve some or all of the expected benefits from the completed spin-off from The Ensign Group, Inc. (“Ensign”); (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them and the ability and willingness of Ensign to meet and/or perform its obligations under the contractual arrangements that it entered into with us in connection with such spin-off, including its triple-net long-term leases with us, and any of its obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability and willingness of our tenants to comply with laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants, including Ensign, to renew their leases with us upon expiration and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, and obligations, including indemnification obligations, that we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify suitable acquisition opportunities and the ability to acquire and lease the respective properties on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust (“REIT”); (xi) changes in the U.S. tax laws and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors identified in our filings with the Securities and Exchange Commission (“SEC”), including those in our Annual Report on Form 10-K for the year ended December 31, 2016 under the heading entitled “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC. • This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in insolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non- GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). • This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. Ensign is subject to the registration and reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s financial statements, as filed with the SEC, can be found at Ensign’s website http://www.ensigngroup.net. • Information in this supplement is provided as of September 30, 2017, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. • As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America. 2

Table of Contents

Company Profile	**3**
CareTrust at a Glance	**4**
Investments	**5**
Portfolio Overview	
Portfolio Performance	6
Tenant Summary	7
Rent Diversification by Tenant	8
Geographic Diversification	10
Rent Diversification by State	11
Lease Maturities	12
Financial Overview	
Consolidated Income Statements	14
Reconciliation of EBITDA, FFO and FAD	15
Consolidated Balance Sheets	17
Key Debt Metrics	18
Debt Summary	19
2017 Guidance	20
Equity Capital Transactions	21
Other Financial Highlights	22
Glossary	**23**

Contact Information

CareTrust REIT, Inc.
905 Calle Amanecer, Suite 300
San Clemente, CA 92673
(949) 542-3130 | ir@caretrustreit.com
www.caretrustreit.com

Transfer Agent
Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717
(800) 733-1121 | shareholder@broadridge.com

Company Profile

CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses.

Since its debut as a standalone public company on June 1, 2014, and as of November 7, 2017, CareTrust REIT has expanded its tenant roster to 19 operators, and has grown its portfolio real estate portfolio to 184 net-leased healthcare properties and three operated seniors housing properties across 23 states, consisting of 18,017 operating beds/units.

Management

Greg Stapley
Chairman and Chief Executive Officer

Bill Wagner
Chief Financial Officer

Dave Sedgwick
Vice President of Operations

Mark Lamb
Director of Investments

Board of Directors

Greg Stapley, Chairman; **David Lindahl**; **Jon Kline**; **Allen Barbieri**; **Spencer Plumb**

Analyst Coverage

KeyBanc Capital Markets
Jordan Sadler | (917) 318-2280

Raymond James
Jonathan Hughes | (727) 567-2438

Wells Fargo Securities
Todd Stender | (562) 637-1371

RBC Capital Markets
Michael Carroll | (440) 715-2649

Stifel, Nicolaus & Company
Chad Vanacore | (518) 587-2581

BMO Capital Markets
John Kim | (212) 885-4115

CapitalOne Securities
Dan Bernstein | (571) 835-7202

JMP Research
Peter Martin | (415) 835-8904

Stephens
Dana Hambly, CFA | (615) 279-4329

3

Expertise. Partnership. Growth.

4 Note: Amounts are as of September 30, 2017 and exclude our three operated seniors housing properties and our two preferred equity investments. Credit Ratings S&P Corporate Rating: B+ (positive) Senior Unsecured Notes: BB- Moody’s Corporate Rating: B1 (positive) Senior Unsecured Notes: B1 Annualized Rent 16,795 Operating Beds/Units 171 Properties 18 Operators 23 States $1,202.5M Investments CareTrust REIT, Inc. NASDAQ: CTRE Market Data (as of September 30, 2017) Closing Price: $19.04 52 Week Range: $19.86 – $12.70 Market Cap: $1,446M Enterprise Value: $1,941M Outstanding Shares: 75.9M Credit Ratings S&P Corporate Rating: B+ (positive) Senior Unsecured Notes: BB- Moody’s Corporate Rating: Ba3 (positive) Senior Unsecured Notes: Ba3 4

Investments

(dollars in thousands)

Date	Operator	Property Type	Location	Facilities	Initial Investment[1]	Initial Operating Bed/Unit[2]	Cost per Bed/Unit[3]	Initial Rent[4]	Initial Yield[5]
6/1/2014	The Ensign Group	ALF, SNF, Campus	Various	94	$ 501,673	10,053	$ 50	$ 56,000	N/A
2014 Investments				6	33,609	157	166	3,076	9.2%
2015 Investments				20	233,028	1,840	127	22,263	9.6%
2016 Investments				35	288,023	2,800	101	26,084	9.1%
02/01/17	Premier Senior Living	ALF	WI	2	26,111	88	297	2,160	8.3%
03/01/17	WLC Management	SNF	IL	5	29,204	455	64	2,915	10.0%
05/01/17	Better Senior Living Consulting	ALF	FL	1	2,033	89	23	290	14.3%
05/01/17	Cascadia Healthcare	SNF	ID	1	6,475	119	54	588	9.1%
06/01/17	OnPointe Health	SNF	TX, NM	2	27,316	262	104	2,455	9.0%
07/01/17	WLC Management	SNF	IL	1	3,668	99	37	372	10.1%
07/01/17	Cascadia Healthcare	SNF	OR	1	3,995	53	75	362	9.1%
07/21/17	Prelude Homes & Services	ALF	MN	1	7,800	30	260	641	8.2%
09/01/17	Cascadia Healthcare	SNF	WA	1	895	76	12	120	13.4%
09/01/17	Priority Management Group	SNF	TX	3	20,285	405	50	1,850	9.1%
09/01/17 & 10/01/17	Cascadia Healthcare	SNF	ID	7	65,315	571	114	5,916	9.1%
10/01/17	Five Oaks	SNF	WA	3	12,120	268	45	1,140	9.4%
10/01/17	Twenty/20 Management	ALF	VA	3	18,200	91	200	1,544	8.5%
10/26/17	Providence Group	SNF	CA	3	69,120	528	131	6,072	8.8%
10/26/17	Providence Group[6]	SNF	CA	1	12,542	104	121	1,129	9.0%
2017 Year to Date Investments				35	305,079	3,238	94	27,554	9.0%
Total Post Spin-off Investments				96	859,739	8,035	107	78,977	9.2%
Total Investments[7]				190	$ 1,361,412	18,088	$ 72	$ 134,977	

Notes:

[1] Initial Investment for pre-spin properties represents Ensign's gross book value. Initial Investment for post-spin properties represents CareTrust REIT's purchase price and transaction costs.
[2] Initial Operating Beds/Units as of the acquisition date.
[3] Total Cost per Bed/Unit excludes preferred equity investments.
[4] Initial Rent represents the annualized acquisition-date cash rent or deferred interest income on preferred equity investments.
[5] Initial Yield represents Initial Rent divided by Initial Investment.
[6] Mortgage loan.
[7] All amounts exclude our three operated seniors housing properties.

5

Expertise. Partnership. Growth.

Portfolio Performance

(dollars in thousands)

Asset Type	Facilities	Operating Beds/Units	Investment [1]	% of Total Investment	Rent [2]	% of Total Rent	Current Yield [3]	EBITDAR Coverage	EBITDARM Coverage	Occupancy
	As of September 30, 2017							For the period ended June 30, 2017 [5]		
Skilled Nursing	119	11,544	$ 810,724	67.4%	$ 84,678	68.9%	10.4%	1.75x	2.30x	78.0%
Skilled Nursing Campus	16	2,218	177,506	14.8%	18,632	15.2%	10.5%	1.53x	1.91x	77.4%
Seniors Housing	36	3,033	214,245	17.8%	19,569	15.9%	9.1%	1.41x	1.65x	84.3%
Total Net-Leased Asset [4]	171	16,795	$ 1,202,475	100.0%	$ 122,879	100.0%	10.2%	1.65x	2.13x	79.0%

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents September 2017 rent, annualized.

[3] Current Yield represents Rent divided by Investment.

[4] All amounts exclude our three operated seniors housing properties and our two preferred equity investments.

[5] EBITDAR Coverage, EBITDARM Coverage and Occupancy include information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect.

See "Glossary" for additional information.



Prelude White Bear Lake (White Bear Lake, MN)

6

Expertise. Partnership. Growth.

7 Tenant Summary

Rent Diversification by Tenant

CareTrust REIT

(dollars in thousands)

	Facilities	Operating Beds/Units	Investment[1]	% of Total Investment	Rent[2]	% of Total Rent
	As of September 30, 2017 (Pre-Pristine Lease Amendment) [4]					
1 The Ensign Group	92	9,754	501,246	41.7%	57,672	46.9%
2 Pristine Senior Living	16	1,488	192,143	16.0%	18,588	15.1%
3 Priority Management Group	7	981	116,229	9.7%	10,400	8.5%
4 Premier Senior Living Group	8	379	68,564	5.7%	6,034	4.9%
5 Cascadia Healthcare	7	572	50,520	4.2%	4,673	3.8%
Total Top 5 Tenants	**130**	**13,174**	**928,702**	**77.3%**	**97,367**	**79.2%**
6 Trillium Healthcare Group	11	735	46,025	3.8%	4,544	3.7%
7 WLC Management	6	554	32,871	2.7%	3,287	2.7%
8 Covenant Care	3	393	34,415	2.9%	3,174	2.6%
9 OnPointe Healthcare	2	262	27,316	2.3%	2,455	2.0%
10 Better Senior Living Consulting	4	461	21,663	1.8%	2,056	1.7%
Total Top 10 Tenants	**156**	**15,579**	**1,090,992**	**90.8%**	**112,883**	**91.9%**
All Other Tenants	**15**	**1,216**	**111,483**	**9.2%**	**9,996**	**8.1%**
Total [3]	**171**	**16,795**	**$ 1,202,475**	**100.0%**	**$ 122,879**	**100.0%**

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any.

[2] Rent represents September 2017 rent, annualized.

[3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments.

[4] On November 2, 2017, we (i) entered into a fourth amendment to the master lease with affiliates of Pristine, pursuant to which we agreed that seven facilities would be transferred to a new operator, and (ii) entered into a third amendment to the master lease with affiliates of Trillium to lease such properties to affiliates of Trillium.

8

Expertise. Partnership. Growth.

Rent Diversification by Tenant

CareTrust REIT

(dollars in thousands)

As of September 30, 2017
(Post-Pristine Lease Amendment) [4]

	Facilities	Operating Beds/Units	Investment[1]	% of Total Investment	Rent[2]	% of Total Rent
1 The Ensign Group	92	9,754	501,246	41.7%	57,672	47.9%
2 Trillium Healthcare Group	18	1,362	127,149	10.6%	11,489	9.5%
3 Priority Management Group	7	981	116,229	9.7%	10,400	8.6%
4 Pristine Senior Living	9	861	111,019	9.2%	9,087	7.7%
5 Premier Senior Living Group	8	379	68,564	5.7%	6,034	5.0%
Total Top 5 Tenants	**134**	**13,337**	**924,207**	**76.9%**	**94,682**	**78.7%**
6 Cascadia Healthcare	7	572	50,520	4.2%	4,673	3.9%
7 WLC Management	6	554	32,871	2.7%	3,287	2.7%
8 Covenant Care	3	393	34,415	2.9%	3,174	2.6%
9 OnPointe Healthcare	2	262	27,316	2.3%	2,455	2.0%
10 Better Senior Living Consulting	4	461	21,663	1.8%	2,056	1.7%
Total Top 10 Tenants	**156**	**15,579**	**1,090,992**	**90.8%**	**110,327**	**91.6%**
All Other Tenants	**15**	**1,216**	**111,483**	**9.2%**	**9,996**	**8.4%**
Total [3]	**171**	**16,795**	**$ 1,202,475**	**100.0%**	**$ 120,323**	**100.0%**

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any.

[2] Rent represents September 2017 rent, annualized, or based on the initial cash rents annualized of the amendments mentioned in [4] below.

[3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments.

[4] On November 2, 2017, we (i) entered into a fourth amendment to the master lease with affiliates of Pristine, pursuant to which we agreed that seven facilities would be transferred to a new operator, and (ii) entered into a third amendment to the master lease with affiliates of Trillium to lease such properties to affiliates of Trillium.

9

Expertise. Partnership. Growth.

CA: 14.5% OH: 8.9% AZ: 7.9% ID: 6.0% Others: 39.2%TX: 23.5% 10 1 SNF 1 ALF 1 ALF Top Five States CA: 16.2% OH: 15.1% AZ: 7.3% ID: 6.7% Others: 33.6% TX: 21.1% CA: 13.1% OH: 16.0% AZ: 5.1% ID: 6.5% Others: 37.4%TX: 21.9% Run-R at e Re nt In ve stme nt Beds/Unit s Notes: Amounts are as of September 30, 2017 and exclude our three operated seniors housing properties and our two preferred equity investments.

11 Rent Diversification by State Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [2] Rent represents September 2017 rent, annualized. [3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments. (dollars in thousands) As of September 30, 2017 Net-Leased Assets by State Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[2] % of Total Rent 1 Texas 32 3,939 $ 263,735 21.9% $ 25,883 21.1% 2 California 22 2,443 157,378 13.1% 19,942 16.2% 3 Ohio 16 1,488 192,143 16.0% 18,588 15.1% 4 Arizona 10 1,327 60,753 5.1% 8,994 7.3% 5 Idaho 14 1,001 78,069 6.5% 8,204 6.7% Top 5 States 94 10,198 752,078 62.5% 81,611 66.4% 6 Utah 11 1,201 77,322 6.4% 6,036 4.9% 7 Iowa 15 986 53,488 4.4% 5,455 4.4% 8 Washington 9 747 49,636 4.1% 5,115 4.2% 9 Colorado 6 633 40,819 3.4% 4,062 3.3% 10 Illinois 6 554 32,871 2.7% 3,287 2.7% Top 10 States 141 14,319 1,006,214 83.5% 105,566 85.9% All Other States 30 2,476 196,261 16.5% 17,313 14.1% Total[3] 171 16,795 $ 1,202,475 100.0% $ 122,879 100.0%

12 Lease Maturities Lease Maturity Year % of Re nt Notes: [1] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options, if any. [2] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment, excluding our three operated seniors housing properties and our two preferred equity investments. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [3] Rent represents September 2017 rent, annualized. (dollars in thousands) Broadmoor Medical Lodge (Rockwall, TX) As of September 30, 2017 Lease Maturity Year[1] Investment[2] % of Total Investment Rent[3] % of Total Rent 2019 $ 34,415 2.9% $ 3,174 2.6% 2026 70,272 5.8% 7,479 6.1% 2027 55,929 4.7% 5,718 4.7% 2028 79,914 6.5% 7,776 6.3% 2029 96,580 8.0% 8,185 6.7% 2030 309,662 25.8% 29,855 24.3% 2031 369,920 30.8% 34,800 28.3% 2032 93,976 7.8% 12,210 9.9% 2033 64,491 5.4% 11,225 9.1% 2034 12,733 1.1% 1,135 0.9% 2035 — — — —% 2036 14,583 1.2% 1,322 1.1% $ 1,202,475 100.0% $ 122,879 100.0% 2019 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2.6% 6.1% 4.7% 6.3% 6.7% 24.3% 28.3% 9.9% 9.1% 0.9% 1.1%

13 The Rio at Cabezon (Rio Rancho, NM)

14 Consolidated Income Statements (amounts in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Revenues: Rental income $ 29,404 $ 24,179 $ 85,254 $ 67,857 Tenant reimbursements 2,543 2,089 7,253 5,815 Independent living facilities 825 766 2,407 2,177 Interest and other income 176 72 1,471 587 Total revenues 32,948 27,106 96,385 76,436 Expenses: Depreciation and amortization 9,745 8,248 28,156 23,433 Interest expense 5,592 5,743 17,690 17,044 Loss on the extinguishment of debt — — 11,883 326 Property taxes 2,543 2,089 7,253 5,815 Independent living facilities 698 708 2,003 1,926 Impairment of real estate investment — — 890 — Acquisition costs — 203 — 203 General and administrative 3,059 2,283 8,426 6,724 Total expenses 21,637 19,274 76,301 55,471 Other income: Gain on disposition of other real estate investment — — 3,538 — Net income $ 11,311 $ 7,832 $ 23,622 $ 20,965 Earnings per common share: Basic $ 0.15 $ 0.13 $ 0.33 $ 0.38 Diluted $ 0.15 $ 0.13 $ 0.33 $ 0.38 Weighted-average number of common shares: Basic 75,471 57,595 71,693 54,403 Diluted 75,471 57,595 71,693 54,403 Dividends declared per common share $ 0.185 $ 0.17 $ 0.555 $ 0.51

Reconciliation of EBITDA, FFO and FAD 15 (amounts in thousands) Quarter Ended September 30, 2016 Quarter Ended December 31, 2016 Quarter Ended March 31, 2017 Quarter Ended June 30, 2017 Quarter Ended September 30, 2017 Net income $ 7,832 $ 8,388 $ 10,281 $ 2,030 $ 11,311 Depreciation and amortization 8,248 8,532 9,076 9,335 9,745 Interest expense 5,743 5,829 5,879 6,219 5,592 Amortization of stock-based compensation 339 339 536 600 656 EBITDA 22,162 23,088 25,772 18,184 27,304 Acquisition costs 203 2 — — — Loss on sale of real estate — 265 — — — Loss on the extinguishment of debt — — — 11,883 — Deferred preferred return — — — (544) — Impairment of real estate investment — — — 890 — Gain on disposition of other real estate investment — — — (3,538) — Normalized EBITDA $ 22,365 $ 23,355 $ 25,772 $ 26,875 $ 27,304 Net Income $ 7,832 $ 8,388 $ 10,281 $ 2,030 $ 11,311 Real estate related depreciation and amortization 8,223 8,505 9,050 9,309 9,717 Loss on sale of real estate — 265 — — — Impairment of real estate investment — — — 890 — Gain on disposition of other real estate investment — — — (3,538) — Funds from Operations (FFO) 16,055 17,158 19,331 8,691 21,028 Acquisition costs 203 2 — — — Deferred preferred return — — — (544) — Effect of the senior unsecured notes payable redemption — — — 12,475 — Normalized FFO $ 16,258 $ 17,160 $ 19,331 $ 20,622 $ 21,028

Reconciliation of EBITDA, FFO and FAD 16 [1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. (amounts in thousands, except per share data) Quarter Ended September 30, 2016 Quarter Ended December 31, 2016 Quarter Ended March 31, 2017 Quarter Ended June 30, 2017 Quarter Ended September 30, 2017 Net income $ 7,832 $ 8,388 $ 10,281 $ 2,030 $ 11,311 Real estate related depreciation and amortization 8,223 8,505 9,050 9,309 9,717 Amortization of deferred financing fees 561 561 561 529 484 Amortization of stock-based compensation 339 339 536 600 656 Straight-line rental income (78) (72) (72) (43) (2) Loss on sale of real estate — 265 — — — Impairment of real estate investment — — — 890 — Gain on disposition of other real estate investment — — — (3,538) — Funds Available for Distribution (FAD) 16,877 17,986 20,356 9,777 22,166 Acquisition costs 203 2 — — — Deferred preferred return — — — (544) — Effect of the senior unsecured notes payable redemption — — — 12,475 — Normalized FAD $ 17,080 $ 17,988 $ 20,356 $ 21,708 $ 22,166 FFO per share $ 0.28 $ 0.28 $ 0.29 $ 0.12 $ 0.28 Normalized FFO per share $ 0.28 $ 0.28 $ 0.29 $ 0.28 $ 0.28 FAD per share $ 0.29 $ 0.29 $ 0.30 $ 0.13 $ 0.29 Normalized FAD per share $ 0.30 $ 0.29 $ 0.30 $ 0.30 $ 0.29 Diluted weighted average shares outstanding [1] 57,739 61,028 67,133 72,803 75,659 (continued)

Consolidated Balance Sheets 17 (dollars in thousands) September 30, 2017 December 31, 2016 Assets: Real estate investments, net $ 1,089,089 $ 893,918 Other real estate investments 5,368 13,872 Cash and cash equivalents 14,808 7,500 Accounts and other receivables 12,961 5,896 Prepaid expenses and other assets 1,803 1,369 Deferred financing costs, net 1,989 2,803 Total assets $ 1,126,018 $ 925,358 Liabilities and Equity: Senior unsecured notes payable, net $ 294,221 $ 255,294 Senior unsecured term loan, net 99,493 99,422 Unsecured revolving credit facility 95,000 95,000 Accounts payable and accrued liabilities 17,382 12,137 Dividends payable 14,046 11,075 Total liabilities 520,142 472,928 Equity: Common stock 755 648 Additional paid-in capital 782,707 611,475 Cumulative distributions in excess of earnings (177,586) (159,693) Total equity 605,876 452,430 Total liabilities and equity $ 1,126,018 $ 925,358

18 Key Debt Metrics [1] Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter. [2] Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. The Rio at Fox Hollow (Brownsville, TX) Debt to Normalized EBITDA [1] Debt to Enterprise Value [2]

19 Debt Summary Notes: [1] Funds can be borrowed at applicable LIBOR plus 1.95% to 2.60% or at the Base Rate (as defined) plus 0.95% to 1.6%. [2] Funds can be borrowed at applicable LIBOR plus 1.75% to 2.40% or at the Base Rate (as defined) plus 0.75% to 1.4%. [3] Maturity date assumes exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. Debt Maturity Year Principa l (dollars in thousands) September 30, 2017 Debt Interest Rate Maturity Date Principal % of Principal Deferred Loan Costs Net Carrying Value Fixed Rate Debt Senior unsecured notes payable 5.250% 2025 $ 300,000 60.6% $ (5,779) $ 294,221 Floating Rate Debt Senior unsecured term loan 3.185% [1] 2023 100,000 20.2% (507) 99,493 Unsecured revolving credit facility 2.986% [2] 2020 [3] 95,000 19.2% — [4] 95,000 3.088% 195,000 39.4% (507) 194,493 Total Debt 4.398% $ 495,000 100.0% $ (6,286) $ 488,714

Updated 2017 Guidance (shares in thousands) 20 See “Glossary” for additional information. Low High Net income $ 0.51 $ 0.52 Real estate related depreciation and amortization 0.52 0.52 Impairment of real estate investment 0.01 0.01 Gain on disposition of other real estate investment (0.05) (0.05) Funds from Operations (FFO) 0.99 1.00 Deferred preferred return (0.00) (0.00) Effect of the senior unsecured notes payable redemption 0.17 0.17 Normalized FFO $ 1.16 $ 1.17 Net income $ 0.51 $ 0.52 Real estate related depreciation and amortization 0.52 0.52 Amortization of deferred financing fees 0.03 0.03 Amortization of stock-based compensation 0.03 0.03 Straight-line rental income (0.01) (0.01) Impairment of real estate investment 0.01 0.01 Gain on disposition of other real estate investment (0.05) (0.05) Funds Available for Distribution (FAD) 1.04 1.05 Deferred preferred return (0.00) (0.00) Effect of the senior unsecured notes payable redemption 0.17 0.17 Normalized FAD $ 1.21 $ 1.22 Weighted average shares outstanding: Diluted 72,959 72,959

21 Equity Capital Transactions Notes: [1] Represents average follow-on equity offerings per-share price. Follow-On Equity Offering Activity At-the-Market Offering Activity 2015 2016 Q1 Q2 Q3 Q4 Total Number of Shares (000s) 16,330 — 9,775 — 6,325 16,100 Public Offering Price per Share $ 10.50 $ — $ 11.35 $ — $ 13.35 $ 12.14 [1] Gross Proceeds (000s) $ 171,465 $ — $ 110,946 $ — $ 84,439 $ 195,385 2016 2017 Q1 Q2 Q3 Total Number of Shares (000s) 924 7,175 3,399 — 10,574 Average Price per Share $ 15.31 $ 15.31 $ 18.82 $ — $ 16.43 Gross Proceeds (000s) $ 14,147 $ 109,813 $ 63,947 $ — $ 173,760

Other Financial Highlights 22 Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials & Filings - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure. See “Glossary” for additional information. Dividend History Normalized FFO Payout Ratio [1][2] Normalized FFO per Share [2] Normalized FFO [2] 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 $0.16 $0.16 $0.16 $0.17 $0.17 $0.17 $0.17 $0.185 $0.185 $0.185 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 64.0% 80.0% 64.0% 63.0% 63.0% 60.7% 60.7% 63.8% 66.1% 66.1% 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 $0.25 $0.20 $0.25 $0.27 $0.27 $0.28 $0.28 $0.29 $0.28 $0.28 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 $7,934 $7,731 $12,021 $13,098 $15,498 $16,258 $17,160 $19,331 $20,622 $21,028

23 Glossary Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment- like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.  EBITDA Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended June 30, 2017. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post- acquisition operating reports, the quarterly EBITDAR used in this calculation is the proforma EBITDAR utilized in CareTrust REIT’s underwriting process, annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDAR replaces the oldest underwriting proforma quarter EBITDAR, until all previously-used proforma quarters EBITDAR amounts are eliminated from the calculation. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended June 30, 2017. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDARM used in this calculation is the proforma EBITDARM utilized in CareTrust REIT’s underwriting process annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDARM replaces the oldest underwriting proforma quarter EBITDARM, until all previously-used proforma quarters EBITDARM amounts are eliminated from the calculation. Enterprise Value Share price multiplied by the number of outstanding shares plus total outstanding debt, each as of a specified date. Funds Available for Distribution (“FAD”) FFO, excluding straight-line rental income adjustments and amortization of deferred financing fees and stock-based compensation expense.[2] Funds from Operations (“FFO”) Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2]

Glossary 24 Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/ meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Normalized EBITDA EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, real estate impairment charges, losses on the extinguishment of debt, certain deferred preferred returns, and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption. [2] Normalized FFO FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and certain acquisition costs, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption. [2] Occupancy A facility’s occupied operating beds/units divided by the total available operating beds/units for that facility, in each case for the trailing twelve-months ended June 30, 2017; provided that Occupancy for any facility acquired during such twelve-months period may be normalized. Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance.

Cascadia of Nampa (Nampa, ID)